EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned officer of Acxiom Corporation, a Delaware corporation (the "Company"), hereby appoints Catherine L. Hughes and Jerry C. Jones as his true and lawful attorneys-in-fact and agents, with full power of substitution for him and in his name, place and stead, in his capacity as the principal accounting officer of the Company, to sign the Company's Annual Report on Form 10-K for the year ended March 31, 2000, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.



/s/ Robert S. Bloom
----------------------------------
Robert S. Bloom


Date:  May 24, 2000

                                POWER OF ATTORNEY

     The undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), hereby appoints Catherine L. Hughes and/or Robert S. Bloom as her true and lawful attorneys-in-fact and agents, with full power of substitution for her and in her name, place and stead, in her capacity as a director of the Company, to sign the Company's Annual Report on Form 10-K for the year ended March 31, 2000, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.


/s/ Dr. Ann H. Die
----------------------------------
Dr. Ann H. Die


Date:  May 24, 2000

                                POWER OF ATTORNEY

     The undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), hereby appoints Catherine L. Hughes and/or Robert S. Bloom as his true and lawful attorneys-in-fact and agents, with full power of substitution for him and in his name, place and stead, in his capacity as a director of the Company, to sign the Company's Annual Report on Form 10-K for the year ended March 31, 2000, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.


/s/ William T. Dillard II
----------------------------------
William T. Dillard II


Date:  May 24, 2000

                                POWER OF ATTORNEY

     The undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), hereby appoints Catherine L. Hughes and/or Robert S. Bloom as his true and lawful attorneys-in-fact and agents, with full power of substitution for him and in his name, place and stead, in his capacity as a director of the Company, to sign the Company's Annual Report on Form 10-K for the year ended March 31, 2000, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.


/s/ Harry C. Gambill
----------------------------------
Harry C. Gambill


Date:  May 24, 2000

                                POWER OF ATTORNEY

     The undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), hereby appoints Catherine L. Hughes and/or Robert
S. Bloom as his true and lawful attorneys-in-fact and agents, with full power of substitution for him and in his name, place and stead, in his capacity as a director and principal financial officer of the Company, to sign the Company's Annual Report on Form 10-K for the year ended March 31, 2000, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.


/s/ Rodger S. Kline
----------------------------------
Rodger S. Kline


Date: May 24, 2000

                                POWER OF ATTORNEY

     The undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), hereby appoints Catherine L. Hughes and/or Robert S. Bloom as his true and lawful attorneys-in-fact and agents, with full power of substitution for him and in his name, place and stead, in his capacity as a director of the Company, to sign the Company's Annual Report on Form 10-K for the year ended March 31, 2000, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.



/s/ Thomas F. (Mack) McLarty, III
----------------------------------
Thomas F. (Mack) McLarty, III


Date: May 24, 2000

                                POWER OF ATTORNEY

     The undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), hereby appoints Catherine L. Hughes and/or Robert
S. Bloom as his true and lawful attorneys-in-fact and agents, with full power of substitution for him and in his name, place and stead, in his capacity as a director and principal executive officer of the Company, to sign the Company's Annual Report on Form 10-K for the year ended March 31, 2000, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.



/s/ Charles D. Morgan
----------------------------------
Charles D. Morgan


Date:  May 24, 2000

                                POWER OF ATTORNEY

     The undersigned director of Acxiom Corporation, a Delaware corporation (the "Company"), hereby appoints Catherine L. Hughes and/or Robert S. Bloom as his true and lawful attorneys-in-fact and agents, with full power of substitution for him and in his name, place and stead, in his capacity as a director of the Company, to sign the Company's Annual Report on Form 10-K for the year ended March 31, 2000, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.



/s/ Stephen M. Patterson
----------------------------------
Stephen M. Patterson


Date: June 20, 2000

                                POWER OF ATTORNEY

     The undersigned director and officer of Acxiom Corporation, a Delaware corporation (the "Company"), hereby appoints Catherine L. Hughes and/or Robert
S. Bloom as his true and lawful attorneys-in-fact and agents, with full power of substitution for him and in his name, place and stead, in his capacity as a director and officer of the Company, to sign the Company's Annual Report on Form 10-K for the year ended March 31, 2000, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.


/s/ James T. Womble
----------------------------------
James T. Womble


Date: May 24, 2000